UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(c)-5(d)(2))

☒	Definitive Information Statement

IVT Software, Inc.

(Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required
☐	Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, schedule, or registration statement number:

3.	Filing party:

4.	Date filed:

IVT SOFTWARE, INC.
3840 South Water Street

Pittsburgh, PA 15203

 412-884-3028 x217

DEAR STOCKHOLDER:

We are pleased to inform you that IVT Software, Inc., a Nevada corporation (the “Company”), is providing you with the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding Common Stock, have delivered a written consent to authorize  the following agenda.

1.	To amend the Company’s Articles of Incorporation to change the name of the Company to HWI Global, Inc.

2.
To increase the authorized capital stock of the Company to 500,000,000 shares of which 400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

3.
affect a forward split of the outstanding common shares of the Company so that each outstanding share on the books of the Company, as of the effective date, is forward split  into seven outstanding common shares.

4.	To authorize the Company’s 2010 Equity Incentive Plan.

This action will become effective  May 23, 2011 (the “legal effective date”) for all of the actions except the forward split which will be effective on May 26, 2011 (the legal effective date) which will be no earlier than  twenty (20) days from the date hereof.

This Information Statement is being provided to you for information purposes only.  Your vote is not required to approve any of the actions as set forth herein.  This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.  You are not being asked to send a proxy and you are requested not to send one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will  be mailed to you on or about  May 3, 2011.

Please feel free to call us at should you have any questions on the enclosed information statement. We thank you for your continued interest in IVT Software, Inc.

Board of Directors of

IVT SOFTWARE, INC.

/s/ Deric Haddad ______________
Deric Haddad
Chief Executive Officer

IVT SOFTWARE, INC.
3840 South Water Street

Pittsburgh, PA 15203

 412-884-3028 x217

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of IVT Software, Inc. (the “Company”) in connection with an amendment to the Company’s Articles of Incorporationand for the authorization of the Company's 2010 Equity Incentive Plan. This Information Statement has been prepared by our management.

GENERAL

On December 28, 2010  a majority of our holders of common stock, par value $0.0001 per share (the “Common Stock”) voted in favor of the following agenda:

1.	To amend the Company’s Articles of Incorporation to change the name of the Company to HWI Global, Inc.

2.
 To increase the authorized capital stock of the Company to 500,000,000 shares of which 400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

3.
To affect a forward split of the outstanding common shares of the Company so that each outstanding share on the books of the Company as of  May 26, 2011 is forward split into seven outstanding common shares.

4.	To authorize the Company’s 2010 Equity Incentive Plan.

The Amendment for will be effective as of  May 23, 2011 (the “legal effective date”) for all of the actions except the forward split which will be effective on May 26, 2011 which will be no earlier than (20) days after this Information Statement is first mailed to our Stockholders.  No further vote of our stockholders is required.  This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Section 78.390 of the Nevada Revised Statutes, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was December 28, 2010.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Charter Amendment even though your vote is neither required nor requested for the Charter Amendment to become effective.

Q.           What will I receive if the Charter Amendment is completed?

A.           Nothing.  The Charter Amendment will only modify the Articles of Incorporation.

Q.           When do you expect the Charter Amendment to become effective?

A.           The Charter Amendment will become effective on May 23, 2011 (the “legal effective date”) for all of the actions except the forward split which will be effective on May 26, 2011.   A Copy of the Form of Charter Amendment is attached to this information statement as Exhibit A.  The Charter Amendment with the Nevada Secretary of State will be effective no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Charter Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required and is incorporated herein as Exhibit 1.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I call with questions?

A.           If you have any questions about any of the actions to be taken by the Company, please contact us at   412-884-3028 x217

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

In accordance with Section 78.390 of the Nevada Revised Statues, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of a majority of the holders of the Company’s Common Stock.  A copy of the Joint Written Consent of the Board of Directors and the majority of the Shareholders is incorporated herein as Exhibit B

The Corporate Actions contained herein will be filed with the Secretary of State of Nevada for an Effective Date of May 23, 2011 for all of the actions except the forward split which will be May 26, 2011.

AGENDA #1

AMENDMENT TO THE ARTICLES OF INCORPORATION

On December 28, 2010  our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the Charter Amendment.  The Charter Amendment is reflected in the Form of Certificate of Amendment to the Articles of Incorporation (the "Form of Charter Amendment") which is attached hereto as Exhibit A, and incorporated herein by reference.

The authorization of the Name change to “HWI Global, Inc.”  relates to the Company’s newly acquired wholly owned subsidiary which is named “Haddad Wylie Industries, LLC”.   Consequently, our Board of Directors believes that this name change is in our best interest,  as it best reflects the Company’s operations going forward.

The authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.  As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it has authorized.

The authorization of a forward split of the Company’s common shares on a seven for one basis may increase the liquidity of the Company’s common shares and increase trading volume and make the shares more affordable to smaller investors.

Additionally, the Charter Amendment provides indemnification to the Company’s officers, directors, employees and agents against fees and expenses, including attorneys’ fees, from proceedings commenced as a result of such person being an officer, director, employee or agent.

SUMMARY OF CORPORATE ACTIONS AND RECOMMENDATIONS BY
 THE BOARD OF DIRECTORS

(A)
The Name Change to HWI Global, Inc.  relates to the Company’s newly acquired wholly owned subsidiary Haddad Wylie Industries, LLC. Consequently, our Board of Directors believes that this name change is in our best interest.

(B)
Increase in Authorized Common Stock of the Company.  The Company's Articles of Incorporation currently authorizes the Company to issue up to 200,000,000 shares of Common Stock.  As of January 3, 2011, Company records indicate that the Company had issued and outstanding 13,419,167 shares of Common Stock and is authorizing a forward split of its common shares on a seven for one basis to equal 93,934,169 common shares.  As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been diminished.  The proposed increase of authorized shares to 400,000,000 will improve the Company's flexibility to take such actions.

(C)
Increase of authorized "Blank Check" Preferred Stock of the Company.  The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. The Company's Articles of Incorporation currently authorizes the Company to issue up to 10,000,000 shares of Preferred Stock.   Upon the effectiveness of the Charter Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 100,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  When required by law and in accordance with the provisions of Section 78.195 of the Nevada Revised Statutes (“NRS”), the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock.  The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

(D)
To affect a seven-for-one forward split of the Company’s outstanding common shares.  The Company currently has 13,419,167 common shares par value $0.0001 outstanding Upon the effectiveness of the Charter Amendment, the Company will have 93,934,169 par value $0.0001 shares outstanding. The Board of Directors believes that the increase in the number of outstanding shares will increase the liquidity and may increase the  trading volume of the common stock which is conducive to financing activities the company may undertake.  The Split may also make the shares more affordable to the smaller investors.  The Split will be affected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company. Common Stock issued pursuant to the Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

(E)
Indemnification of Officers and Directors.  The Charter Amendment also provides the Company may indemnify any director, officer, employee or agent of the Company against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with any in defense of any action, suit or proceeding instituted by reason that such person is or was a director, officer, employee or agent of the Company.  NRS 78.7502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding if such person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Rights and Preferences With Respect to Common Stock.  If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock.  For example, in liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution.  In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend.  The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Approval by Stockholders  As of December 28 2010, the Company had 13,419,167  shares of its Common Stock issued and outstanding.  As of this same date, stockholders representing shares of Common Stock, or approximately 75.5% of the issued and outstanding shares of Common Stock, provided:

The authorization of the Name change to “HWI Global, Inc.”  relates to the Company’s newly acquired wholly owned subsidiary which is named “Haddad Wylie Industries, LLC”.   Consequently, our Board of Directors believes that this name change is in our best interest as it best reflects the Company’s operations going forward.

The authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.  As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it has authorized.

The authorization of a forward split of the Company’s common shares on a seven for one basis may increase the liquidity of the Company’s common shares and increase trading volume and make the shares more affordable to smaller investors.

Additionally, the Charter Amendment provides indemnification to the Company’s officers, directors, employees and agents against fees and expenses, including attorneys’ fees, from proceedings commenced as a result of such person being an officer, director, employee or agent.

The full text of the Charter Amendment is reflected in the Form of Charter Amendment which is attached as Exhibit A to this information statement. Pursuant to the provisions of Nevada law and the Company's Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action.  This notice, which is being sent to all holders of record on  January 6, 2011, is intended to serve as the information statement required by the Exchange Act.

 Possible Anti-Takeover Effect.  In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company.  Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares.  After adoption of the Charter Amendment, the Company's Articles of Incorporation will authorize the issuance of 400,000,000 shares of Common Stock, $0.0001 par value per share, of which 13,419,167 shares were outstanding on May 3, 2011.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of Common Stock have no cumulative voting rights.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company's transfer agent for its Common Stock is Pacific Stock Transfer Company, 4045 South Spencer Street, Suite 403 Las Vegas, NV 89119 Phone: (702) 361-3033.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares.  After adoption of the Charter Amendment, the Company's Articles of Incorporation will authorize the issuance of up to 100,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  Shares of Preferred Stock will be registered on the books of the Company.  The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

 AGENDA # 2

APPROVAL OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN

On December 28, 2010, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the 2010 Equity Incentive Plan.

The plan reserves 10,000,000 shares of common stock for issuance in accordance with the plan’s terms.

The purpose of the plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential contributions to us and our subsidiaries have been, are or will be important to our success, an opportunity to acquire a proprietary interest in our company. The various types of long-term incentive awards that may be provided under the plan are intended to enable us to respond to changes in practices, tax laws, accounting regulations and the size and diversity of our business.

A summary of the principal features of the plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this Information statement as Exhibit C.

Administration

The plan is administered by the Committee which shall consist of either  (i) the Board of Directors of the Company or (ii) or a Committee of the board of directors designated to administer the Plan which is comprised solely of 2 or more outside directors all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code.

Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

If any shares are subject to an award that is forfeited, settled in cash or expires, any unissued shares covered by such award will be available for issuance under the plan.  If a holder pays the exercise price of a stock option by surrendering any previously owned shares or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, then, in the committee’s discretion, the number of shares available under the plan may be increased by the lesser of (i) the number of shares surrendered and shares used to pay taxes and (ii) the number of shares purchased under the stock option.

Under the plan, on a change in the number of shares of common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split, combination or exchange of shares of common stock or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine, in its sole discretion, whether the terms of the outstanding award require adjustment.

Eligibility

Awards may be granted under the plan to officers, directors employees and consultants who are deemed to have rendered, or to be able to render significant services to us or our subsidiaries and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

Options.  The plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000 or such other amount as may be subsequently specified under the Code or the regulations thereunder.

            An incentive stock option may only be granted within a ten-year period beginning December 28, 2010 and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two or such other means which the committee determines are consistent with the plan’s purpose and applicable law.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable during the holder’s lifetime, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift, for no consideration, to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or our subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of one year or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.  Similarly, should a holder die while employed by us or one of our subsidiaries, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of one year from the date of his or her death, or such other greater or lesser period as the committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his or her vested stock options for a period of one year from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

The committee may at any time, in its sole discretion, offer to repurchase a stock option previously granted, based upon such terms and conditions as the committee shall establish and communicate to the holder at the time that such offer is made.

Stock Appreciation Rights. Under the plan, stock appreciation rights may be granted to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock.  Under the plan, shares of restricted stock may be awarded either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Restricted stock awarded under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to vote the shares.

Other Stock-Based Awards.  Under the plan, other stock-based awards may be granted, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed by the committee to be consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of our company, and our board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock for the foregoing purposes.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of our company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of our company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of our company, which has been approved by our board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan, or (ii) require a holder of any award granted under the plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Award Limitation

No participant may be granted awards for more than 18,000,000 shares in any consecutive twelve (12) month period.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award having a higher exercise price.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Amendments

Subject to the approval of the board, where required, the committee may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent (except to the extent necessary to comply with Section 409A of the Code). In addition, the committee may not increase the shares available under the plan, increase the individual limits on awards, allow for an exercise price below fair market value, permit the repricing of options or stock appreciation rights, or adopt any other amendment that would require shareholder approval.

Federal Income Tax Consequences

The material U.S. federal income tax consequences of awards under the plan, based on the current provisions of the Code and the regulations thereunder, with respect to employees who are subject to U.S. income tax are as follows:

The grant of an option to an employee will have no tax consequences to the employee or to the company or its subsidiaries or affiliates. In general, upon the exercise of an incentive stock option (“ISO”), the employee will not recognize income, and the employer will not be entitled to a tax deduction. However, the excess of the acquired shares’ fair market value on the exercise date over the exercise price is included in the employee’s income for purposes of the alternative minimum tax. When an employee disposes of ISO shares, the difference between the exercise price and the amount realized by the employee will, in general, constitute capital gain or loss, as the case may be. However, if the employee fails to hold the ISO shares for more than one year after exercising the ISO and for more than two years after the grant of the ISO, (i) the portion of any gain realized by the employee upon the disposition of the shares that does not exceed the excess of the fair market value of the shares on the exercise date over the exercise price generally will be treated as ordinary income, (ii) the balance of any gain or any loss will be treated as a capital gain or loss, and (iii) the employer generally will be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee. If an employee exercises an ISO more than three months after his termination of employment with the company and any subsidiary in which the company owns at least 50% of the voting power (or one year after his termination of employment if the reason for the termination is disability), the option will be treated for tax purposes as a non-qualified stock option, as described below.

In general, upon the exercise of a non-qualified stock option, the employee will recognize ordinary income equal to the excess of the acquired shares’ fair market value on the exercise date over the exercise price, and the employer generally will be entitled to a tax deduction in the same amount.

With respect to other awards that are settled either in cash or in shares that are transferable or are not subject to a substantial risk of forfeiture, the employee will recognize ordinary income equal to the excess of (a) the cash or the fair market value of any shares received (determined as of the date of settlement) over (b) the amount, if any, paid for the shares by the employee, and the employer generally will be entitled to a tax deduction in the same amount.

In the case of an award to an employee that is settled in shares that are nontransferable and subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over (b) the amount, if any, paid for the shares by the employee, and the employer generally will be entitled to a tax deduction in the same amount.

An employee whose shares are both nontransferable and subject to a substantial risk of forfeiture may elect under Section 83(b) of the Code to recognize income when the shares are received, rather than upon the expiration of the transfer A participant may make a Section 83(b) election, within 30 days of the transfer of the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

NO DISSENTERS’ RIGHTS

 Nevada law does not provide for dissenter’s rights in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. The Company anticipates that the stockholder consent described in this Information Statement will become effective, for securities law purposes, approximately twenty (20) days after mailing of this Information Statement.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding IVT Software Common Stock as of December 28, 2010 (after giving effect to the Exchange) by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding IVT Software, Inc. Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 402(a)(3) of Regulation S-B under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name and Address			Amount and Nature of		Percentage of
of Beneficial Owner	Office	Title of Class	Beneficial Ownership	Footnote	Class

Deric Haddad	Chief Executive Officer	Common Stock	7,650,083	(3)	57%
3840 South Water St.	Chairman, President,	$0,0001 Par value Per Share
Pittsburgh, Pa. 15203	Board Member

Dick Smith		Common Stock	15,000		*
3840 South Water St.	Chief Financial Officer	$0,0001 Par value Per Share
Pittsburgh, Pa. 15203

Heather Haddad	Vice President,	Common Stock	7,650,083	(3)	57%
3840 South Water St.	Director	$0,0001 Par value Per Share
Pittsburgh, Pa. 15203	Board Member

Christopher Jacobs	Vice President	Common Stock	427,781		3%
3840 South Water St.	Director	$0,0001 Par value Per Share
Pittsburgh, Pa. 15203	Board Member

James Wylie	Vice President,	Common Stock	427,781		3%
3840 South Water St.	Director	$0,0001 Par value Per Share
Pittsburgh, Pa. 15203	Board Member

Peter Habib
3840 South Water St.	Director	Common Stock
Pittsburgh, Pa. 15203	Board Member	$0,0001 Par value Per Share	657,539	(4)	4.99%

All Officers & Directors		Common Stock
As a Group		$0,0001 Par value Per Share	8,862,088		66.4%

*
* Less than 1%

1.
"Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

2.
For each shareholder, the calculation of percentage of beneficial ownership is based upon 13,419,167 shares of Common Stock outstanding as of December 28, 2010, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

3.	7,650,083 shares are jointly owned by Deric Haddad, CEO and his spouse Heather Haddad, VP and Director.

4.
The shares owned by Peter Habib in the above table represents 669,616 common shares of which  341,443 common shares were issued to Peter Habib and 328,173 represents warrants to purchase an equal number of common shares of the Company stock within 60 days from the date of issuance of the warrants  following Effective Date of FINRA corporate actions , which together equals 4.99% of the outstanding shares of the Company.

 Peter Habib was issued 341,443 common shares and will be receiving *334,000 Series A warrants and 667,000 Series B Warants to purchase an equal  number of the Company’s common stock par value  $.0001 per share.  In aggregate, Peter Habib will own common shares plus warrants to purchase common shares upon exercise within the next 60 days following Effective Date of FINRA corporate actions.  The warrants contain a  provision that at no time may the Holder convert all or a portion of the Warrants if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time.

*The warrants have not yet been issued, will only be issued after the effective date of the forward split and  thus will not be adjusted to the forward split.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Report Type	Date of Report	Subject
Form 10k	December 31, 2010 filed April 15, 2010 amended on April 27, 2011	Annual Report
Current Report on Form 8K	December 28, 2010 as amended on 4-15-2011	Merger and Share Exchange
Form 15F-1	November 1, 2010	Statement of Changes To Majority of Directors
Form 8K	September 7, 2010	Press Release Merger Discussion
Form 8K	September 3, and	Appointment of Director
Form 8K	August 11, 2010	Changes in Control of Registant- Stock Purchase Agreement
Form 10K	April 30, 2010	Annual Report
Form 10Q	January 31, 2010, July 31, 2010 October 31, 2010	Quarterly Reports

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 000-52955) and contain important information about The Company and its finances, are incorporated into this Information Statement:

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Deric Haddad

EXHIBIT A

FORM OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
IVT SOFTWARE, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA
REVISED STATUTES

IVT SOFTWARE, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1.           The name of the Corporation is IVT Software, Inc. and the original Articles of Incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on March 15,2006.
.
2.           These Amended and Restated Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes (“N.R.S.”) and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

3.           The text of the Articles of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation (hereinafter referred to as the ("Corporation") is:

"HWI GLOBAL, INC.."

ARTICLE II

The address of the Corporation's registered office in the State of Nevada is United Corporate Services, Inc., in the City of Carson City, County of Carson. The name of the Corporation's registered agent at such address is 202 South Minnesota Street, Carson City, Nevada 89703.

ARTICLE III

(a)           Authorized Capital Stock.

The total number of shares of stock that the Corporation shall have authority to issue is 500,000,000, consisting of (i) 400,000,000 shares of Common Stock, par value $0.0001 per share ("Common Stock") and (ii) 100,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

(b)           Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (“N.R.S.”) (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)           The designation of the series, which may be by distinguishing number, letter or title;

(ii)           The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)           The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)           Dates on which dividends, if any, shall be payable;

(v)           The redemption rights and price or prices, if any, for shares of the series;

(vi)           The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)           The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)           Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)           Restrictions on the issuance of shares of the same series or of any other class or series;

(x)           The voting rights, if any, of the holders of shares of the series.

(c)
Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

(d)	Upon Legal Effective date May 26, 2011 each one outstanding share of Common Stock shall be split into Seven (7)shares of Common Stock." Fractional Shares will be rounded up to the nearest whole share.

ARTICLE IV

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)           The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b)           Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c)           Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d)           Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e)           Provisions that permit the Corporation to redeem or exchange such rights.

(f)           The appointment of a rights agent with respect to such rights.

ARTICLE V

(a)           Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Amended Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b)	Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VII

(a)           Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b)           The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c)           The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise.

(d)           Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VII.

(e) Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Amended Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

(a)           The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b)           Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Amended Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent  provision,  including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Except as may be expressly provided in these Amended Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX; provided, however, that any amendment or repeal of Article VII or Article VIII of these Amended Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

EXHIBIT B

FORM OF
JOINT WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
AND
THE MAJORITY STOCKHOLDERS
OF
IVT SOFTWARE, INC.

a Nevada Corporation

The undersigned, being all of the members of the Board of Directors of IVT SOFTWARE, INC., a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by Sections 78.120, 78.315 and 78.325 of the Nevada Revised Statutes and the Corporation’s Articles of Incorporation and Bylaws, do hereby adopt the following resolutions by unanimous written consent  December 28, 2010.

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

WHEREAS, the undersigned have determined, that the Agreement and Plan of Share  Exchange contemplated by and between IVT SOFTWARE, INC, Acquirer, and HADDAD WYLIE INDUSTRIES, LLC,   is in the best interest of IVT SOFTWARE, INC.

WHEREAS, the undersigned have determined that it is in the best interest of the Company to change the name of the Company to “HWI Global,  Inc” which relates to the name of our soon to be newly acquired wholly owned subsidiary Haddad Wylie, Industries, LLC.,  and thus best reflects the Company’s operations going forward.

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding shares of common stock of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of common stock of the Corporation to be increased to a total of 400,000,000 shares of common stock with a par value of $0.001 per share (this amendment is hereinafter referred to as the “Authorized Common Shares Amendment”);

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding preferred shares of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of preferred stock of the Corporation to be increased to a total of 100,000,000 shares of common stock with a par value of $0.001 per share (this amendment is hereinafter referred to as the “Authorized Preferred Shares Amendment”);

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding common shares of the Corporation, that it is in the best interests of the Corporation and its stockholders to affect a forward split of the Company’s outstanding common  shares on a seven for one basis, from the current 13,419,167 outstanding shares of  common stock of the Corporation to be split by seven  into 93,934,169 outstanding common shares.  (this amendment is hereinafter referred to as the “Seven-for-one-forward split of common shares ”);

WHEREAS, the undersigned have determined that it is in the best interests of the Corporation  to promote the interests of the Company and its stockholders and Consultants by providing its officers and employees with an incentive to continue service with the Company. Accordingly the undersigned authorized the 2010 Equity Incentive Plan.

WHEREAS, subject to and in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada Revised Statutes, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation set a record date of  January 6, 2011 (the “Record Date”) in connection with the notice required for the Authorized Shares Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the undersigned majority stockholders and the Board of Directors hereby adopt and approve the Authorized Shares Amendment;

RESOLVED FURTHER, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Nevada (i) Articles of Exchange and (ii) an Amended and Restated Certificate of Amendment to the Corporation’s Articles of as set forth in Exhibit A  attached hereto, in order to increase the number of authorized shares of the Corporation’s common stock to a total of 400,000,000 shares of common stock with a par value of $0.001 per share;  to increase the number of authorized preferred shares of the Corporation’s preferred stock to a total of 100,000,000 shares par value $.001 per shares;  and to forward split the outstanding common shares par value $0.0001 per share on a seven-for-one basis.

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that stockholders of record on of  January 6, 2011 are the stockholders entitled to receive notice of such action pursuant to Rule 14c-2 of the Securities Exchange Act of 1934;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that the Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

IN WITNESS WHEREOF, the undersigned, Board of Directors, and holders of a majority of the Corporation's outstanding shares of common stock, have hereunto set their hands as of the date hereof.

/s/ Deric Haddad
 ___________________________________________________
 Deric Haddad, Chief Executive Officer, Director, and Shareholder

/s/ Heather Haddad
 __________________________________________________
Heather Haddad, VP,  Director, and Shareholder

Majority Shareholders Deric & Heather Haddad,  owning 10,133,335 Common shares equal to 75.5% of the outstanding shares of IVT Software, Inc.
 EXHIBIT C

IVT SOFTWARE, INC.

2010 Equity Incentive Plan

Section 1.                Purpose; Definitions.

1.1.      Purpose. The purpose of the 2010 Equity Incentive Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.      Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)          “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)          “Board” means the Board of Directors of the Company.

(c)          “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)          “Committee” means the  either (i) the Board of Directors of the Company or (ii) a Committee of the board of directors designated to administer the Plan which is comprised solely of 2 or more outside directors all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code.

(e)          “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(f)          “Company” means IVT Software, Inc., a corporation organized under the laws of the State of Nevada

(g)          “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h)          “Effective Date” means the date determined pursuant to Section 11.1.

(i)           “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(j)           “Holder” means a person who has received an award under the Plan.

(k)          “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l)           “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m)         "Original Option" shall mean an option as defined in Section 8 of this Plan.

(n)          “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o)          “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p)          “Plan” means the IVT Software, Inc. 2010 Equity Incentive Plan, as hereinafter amended from time to time.

(q)          “Reload Options” means an option granted pursuant to Section 8.

(r)          “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s)          “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(t)          “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)           “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)          “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w)          “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(x)          “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.                Administration.

2.1.      Committee Membership. The Plan shall be administered by (i) the  Board of Directors or  (ii) a Committee of the board of directors which is comprised solely of 2 or more outside directors all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.      Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)          to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)          to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d)          to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e)          to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right.  In addition, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

2.3.      Interpretation of Plan.

(a)          Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b)          Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.                Stock Subject to Plan.

3.1.      Number of Shares. Subject to the last sentence of Section 7.1, the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 45,000,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2.      Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.                Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

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Section 5.                Stock Options.

5.1.      Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2.      Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)     Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”).

(b)     Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c)     Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a five-year period.  The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d)     Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price.

(e)      Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check)  or where expressly approved for the Participant by the Board and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;

(c) by waiver of compensation due or accrued to Participant for services rendered;

(d) by tender of property;

(e) with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at the prime rate of the Company’s principal lender, and (4) contain such other terms as the Board in its sole discretion shall reasonably require;

(g) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(f)     Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.  The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g)     Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)     Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)      Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)      Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k)     Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

Section 6.                Stock Appreciation Rights.

6.1.      Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2.      Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)          Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b)          Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the related Stock Option.

(c)          Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)          Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.                Restricted Stock.

7.1.      Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.  Notwithstanding anything to the contrary elsewhere in this Plan, for purposes of determining the number of Shares available for awards pursuant to Section 3.1, each share of Common Stock subject to a Restricted Stock award shall be deemed to be one Share.

7.2.      Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)     Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)     Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)     Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.                Reload Options

        The Committee shall have the authority to specify at the time of grant that an employee or consultant  shall be granted another Stock Option (a "Reload Option") in the event such Employee exercises all or part of a Stock Option (an "Original Option") by surrendering in accordance with Section 5 subsection (e) previously owned shares of Common Stock in full or partial payment of the Exercise Price under such Original Option, subject to the availability of shares of Common Stock under the Plan at the time of exercise. Each Reload Option shall entitle the Employee to receive upon exercise in full a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the Exercise Price and in payment of withholding tax, and shall have an Exercise Price per share of Common Stock equal to the Fair Market Value of the Common Stock on the date of the grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee, in its sole discretion, shall determine at the time of grant, at such time or times as shall be specified in the Reload Option),  provided, however, that a Reload Option granted to a Section 16(b) Optionee shall not be exercisable during the first six months from the date of grant of such Reload Option.

The first such Reload Option may provide for the grant, when exercised, of two or more subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 8, as the Committee, in its sole discretion, shall specify at or after the time of grant of such Reload Option. The term of each Reload Option shall be equal to the remaining term of the underlying Option. No additional Reload Options shall be granted to Employees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Employee's employment for any reason. A Reload Option shall contain such other terms and conditions (which may include a restriction on the transferability of the number of shares of Common Stock received upon exercise of the Original Option reduced by a number of shares equal in value to the tax liability incurred upon exercise) as the Committee, in its sole discretion, may deem desirable and are set forth in the Agreement evidencing the Reload Option. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option.

Section 9.                Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.                Accelerated Vesting and Exercisability.

10.1.      Non-Approved Transactions. If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 10.

10.2.      Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

10.3.      Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 11.              Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 12.              Term of Plan.

12.1.               Effective Date. The Plan shall be effective as of, December 29,  2010, subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date.  Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s shareholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

12.2.               Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 13.              General Provisions.

13.1.              Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2.              Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3.              Employees.

(a)      Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b)     Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c)      No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4.               Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5.               Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6.               Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7.               Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Pennsylvania  (without regard to choice of law provisions).

13.8.               Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9.               Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10.             Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11.             Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12.             Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

13.13.             Non-Registered Stock.  The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq Stock Market.

13.14              Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

13.15              Shareholder Approval.   The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.